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                                                                     Exhbit 10.2

                               WGL HOLDINGS, INC.
                             1998 STOCK OPTION PLAN

      1. PURPOSES

      WGL HOLDINGS, INC., a Delaware corporation (the "Company"), desires to afford certain of its key employees, and the key employees of any parent corporation or subsidiary corporation of the Company now existing or hereafter formed or acquired, who are responsible for the continued growth of the Company, an opportunity to acquire a proprietary interest in the Company, and thus to create in such key employees an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

      The Company, by means of this 1998 Stock Option Plan (the "Plan"), seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

      The stock options ("Options") offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee.

      The Options granted under the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements of Incentive Options ("Non-Qualified Options"). The Company makes no warranty, however, as to the qualification of any Option as an Incentive Option.

      2. NUMBER OF SHARES SUBJECT TO THE PLAN

      The total number of shares of common stock, par value $.001 per share, of the Company (the "Shares") which may be purchased or acquired pursuant to the exercise of Options granted under the Plan shall not exceed at any time during the applicable period, (i) pursuant to Options granted in any single calendar year, an aggregate of 1,220,000 Shares and (ii) pursuant to all Options granted during the Term (as defined below) of this Plan, an aggregate of 6,100,000 Shares.


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

      Shares available for issuance acquired under the Plan may be either authorized but unissued Shares or Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options granted under the Plan expire or terminate without having been exercised, the Shares covered by such expired or terminated Options may again be subject to an Option under the Plan.

      Except as provided in Articles 18 and 22 and subject to Article 3, the Company may, from time to time during the period (the "Term") beginning on September 1, 1998 (the "Effective Date") and ending on August 31, 2008 (the "Termination Date"), grant Incentive Options and Non-Qualified Options to certain key employees of the Company or any subsidiary corporation of the Company under the terms hereinafter set forth.

      As used in the Plan, the terms "parent corporation" and "subsidiary corporation" shall mean a corporation within the definitions of such terms contained in Sections 424(e) and 424(f) of the Code, respectively.

      3. ADMINISTRATION

      The board of directors of the Company (the "Board of Directors") shall administer the Plan, provided that the Board of Directors may, from time to time, designate from any of its members a Compensation Committee, which shall be the Compensation Committee of the Board of Directors (the "Committee"), to administer the Plan. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Committee at any time may be filled by resolution adopted by the Board of Directors. If the Board of Directors administers the Plan, then reference herein, or in any option agreement granting Options pursuant to the Plan, to the Committee shall mean the Committee or the Board of Directors, as appropriate.

      Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the key employees to whom Options shall be granted (the "Optionholders"), the time when such Options shall be granted, the number of Shares which shall be subject to each Option, the purchase price or exercise price of each Option, the period(s) during which such Options shall be


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exercisable (whether in whole or in part) and the other terms and provisions thereof (which need not be identical).

      Subject to the express provisions of the Plan, the Committee also shall have authority to construe the Plan and the Options granted thereunder, to amend the Plan and the Options granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Options (which need not be identical) granted thereunder and to make all other determinations necessary or advisable for administering the Plan.

      The Committee may establish performance standards for determining the periods during which Options shall be exercisable, including without limitation standards based on the earnings of the Company and its subsidiaries for various fiscal periods. The Committee shall define such performance criteria and, from time to time, the Committee in its sole discretion and in administering the Plan may make adjustments to such performance criteria for any fiscal period so that extraordinary or unusual charges or credits, acquisitions, mergers, consolidations, and other corporate transactions and other elements of or factors influencing the calculations of earnings or any other performance standard do not distort or affect the operation of the Plan in a manner inconsistent with the achievement of its purpose.

      The determination of the Committee on matters referred to in this Article 3 shall be conclusive.

      The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such legal counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award of Options granted hereunder.


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      4. ELIGIBILITY

      Options may be granted only to key employees of the Company or any subsidiary corporation of the Company.

      The Plan does not create a right in any employee to participate in the Plan, nor does it create a right in any employee to have any Options granted to him or her.

      5. OPTION PRICE AND PAYMENT

      The price for each Share purchasable under any Option granted hereunder shall be such amount as the Committee shall determine in good faith to be the fair market value (as defined below) per Share at the date the Option is granted; provided, however, that the exercise price shall not be less than $1.00 per share; and provided further, that in the case of an Incentive Option granted to a key employee who, at the time such Incentive Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary corporation or parent corporation of the Company, the purchase price for each Share shall not be less than one hundred ten percent (110%) of the fair market value per Share at the date the Incentive Option is granted. In determining the stock ownership of a key employee for any purpose under the Plan, the rules of Section 424(d) of the Code shall be applied, and the Committee may rely on representations of fact made to it by the key employee and believed by it to be true.

      For purposes of the Plan, "fair market value," with respect to any date of determination, means:

            (i) if the Shares are listed or admitted to trading on a national securities exchange in the United States or reported through The Nasdaq Stock Market ("Nasdaq") then the closing sale price on such exchange or Nasdaq on such date or, if no trading occurred or quotations were available on such date, then on the closest preceding date on which the Shares were traded or quoted; or

            (ii) if not so listed or reported but a regular, active public market for the Shares exists (as determined in the sole discretion of the Committee, whose decision shall be conclusive and binding), then the average of the


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      closing bid and ask quotations per Share in the over-the-counter market for such Shares in the United States on such date or, if no such quotations are available on such date, then on the closest date preceding such date. For purposes of the foregoing, a market in which trading is sporadic and the ask quotations generally exceed the bid quotations by more than 15% shall not be deemed to be a "regular, active public market."

      If the Committee determines that a regular, active public market does not exist for the Shares, the Committee shall determine the fair market value of the Shares in its good faith judgment based on the total number of shares of Common Stock then outstanding, taking into account all outstanding options, warrants, rights or other securities exercisable or exchangeable for, or convertible into, shares of Common Stock.

      For purposes of this Plan, the determination by the Committee of the fair market value of a Share shall be conclusive.

      Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash or by certified check; provided, however, that in lieu of cash, the holder of an Option may, if and to the extent the terms of such Option so provide and to the extent permitted by applicable law, exercise an Option in whole or in part, by delivering to the Company (a) shares of common stock of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder for at least six months having a fair market value at the date of exercise (together with any portion of the exercise price paid in cash) equal to the exercise price applicable to that portion of the Option being exercised or
(b) such other form of payment as the Committee shall permit in its sole discretion at the time of grant of the Option.

      6. USE OF PROCEEDS

      The cash proceeds of the sale of Shares pursuant to the Plan are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

      7. TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE


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      An Option shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the date of the grant of such Option; provided, however, that an Option shall not be exercisable after the expiration of ten (10) years from the date such Option is granted; and provided, further, that an Incentive Option granted to a key employee who, at the time such Incentive Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary corporation or parent corporation of the Company, shall not be exercisable after the expiration of five (5) years from the date such Incentive Option is granted.

      The Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

      To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

      Except as otherwise provided under the Code, to the extent that the aggregate fair market value of stock for which Incentive Options (under all stock option plans of the Company and of any parent corporation or subsidiary corporation of the Company) are exercisable for the first time by a key employee during any calendar year exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Non-Qualified Options. For purposes of this limitation, (a) the fair market value of the stock is determined as of the time the Option is granted, and (b) Options will be taken into account in the order in which they were granted.

      In no event shall an Option granted hereunder be exercised for a fraction of a Share.

      8. EXERCISE OF OPTIONS

      Options granted under the Plan shall be exercised by the Optionholder as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and specifying a business day not more than fifteen (15) days from the date such notice is given for the payment of the purchase price against delivery of the Shares


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being purchased. Subject to the terms of Articles 13, 14, 15 and 16, the Company shall cause certificates for the Shares so purchased to be delivered to the Optionholder at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

      9. NON-TRANSFERABILITY OF OPTIONS

      No Option granted hereunder shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution and any Option granted hereunder shall be exercisable during the lifetime of the Optionholder only by such Optionholder. Except to the extent provided above, Options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any purported assignment in contravention hereof shall be void and of no effect. Notwithstanding the foregoing, at the discretion of the Committee, a Non-Qualified Option may be transferred by a key employee solely to such key employee's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, subject to any restrictions included in the award of the Non-Qualified Option.

      10. TERMINATION OF EMPLOYMENT

      Upon termination of employment of any Optionholder with the Company and all subsidiary corporations, an Option previously granted to the Optionholder, unless otherwise specified by the Committee in the Option, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

            (a) if the Optionholder shall die while in the employ of such corporation or during either the six (6) month or thirty (30) day period, whichever is applicable, specified in clauses (b) and (c) below, and at a time when such Optionholder was entitled to exercise an Option as herein provided, the legal representative of such Optionholder, or such person who acquired such Option by bequest or inheritance or by reason of the death of the Optionholder, shall have the right to exercise such Option so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares that such Optionholder is entitled to purchase pursuant to such


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      Option at the time of such Optionholder's death, at any time up to and including one (1) year after the date of death;

            (b) if the employment of any Optionholder to whom such Option shall have been granted shall terminate by reason of the Optionholder's disability (as defined below), and while such Optionholder is entitled to exercise such Option as herein provided, such Optionholder shall have the right to exercise such Option so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares that such Optionholder is entitled to purchase pursuant to such Option at the time of such termination, at any time up to and including six (6) months after the date of termination of employment; and

            (c) if the employment of any Optionholder to whom such Option shall have been granted shall terminate by reason of dismissal by the employer other than for cause (as defined below), and while such Optionholder is entitled to exercise such Option as herein provided, such Optionholder shall have the right to exercise such Option so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares that such Optionholder is entitled to purchase pursuant to such Option at the time of such termination, at any time up to and including thirty (30) days after the date of termination of employment.

      If an Optionholder (i) voluntarily terminates his or her employment, unless such termination is a voluntary retirement from the Company and the Board of Directors approves such retirement, or (ii) is discharged for cause, any Option granted hereunder shall, unless otherwise specified by the Committee in the Option, forthwith terminate with respect to any unexercised portion thereof.

      If an Option granted hereunder shall be exercised by the legal representative of a deceased or disabled Optionholder, or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of death of any Optionholder, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

      For all purposes of the Plan, the term "for cause" shall mean, (i) with respect to an Optionholder who is a party to a written employment agreement with the Company, which agreement contains a definition of "for cause" or "cause" (or


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words of like import) for purposes of termination of employment thereunder by the Company, "for cause" or "cause" as defined in the most recent of such agreements, or (ii) in all other cases, as determined by the Committee, in its sole discretion, that one or more of the following has occurred: (A) any intentional or willful failure, or failure due to bad faith, by such Optionholder to substantially perform his or her employment duties which shall not have been corrected within 30 days following written notice thereof, (B) any misconduct by such Optionholder which is significantly injurious to the Company or any of its subsidiaries or affiliates, (C) any breach by such Optionholder of any covenant contained in the instrument pursuant to which an Option is granted,
(D) such Optionholder's conviction of, or entry of a plea of nolo contendere in respect of, any felony or a misdemeanor which results in, or is reasonably expected to result in, economic or reputational injury to the Company or any of its subsidiaries or affiliates.

      For all purposes of the Plan, the term "disability" means (i) with respect to an Optionholder who is a party to a written employment agreement with the Company, which agreement contains a definition of "disability" or "permanent disability" (or words of like import) for purposes of termination of employment thereunder by the Company, "disability" or "permanent disability" as defined in the most recent of such agreements, or (ii) in all other cases, means such Optionholder's inability to perform substantially his or her duties and responsibilities to the Company or any of its subsidiaries by reason of physical or mental illness, injury, infirmity or condition: (A) for a continuous period for 120 days or one or more periods aggregating 150 days in any twelve-month period; (B) at such time as such Optionholder is eligible to receive disability income payments under any long-term disability insurance plan maintained by the Company or any of its subsidiaries; or (C) at such earlier time as such Optionholder or the Company submits medical evidence, in the form of a physician's certification, that such Optionholder has a physical or mental illness, injury, infirmity or condition that will likely prevent such Optionholder from substantially performing his duties and responsibilities for 120 days or longer.

      A termination of employment shall not be deemed to occur by reason of (i) the transfer of an Optionholder from employment by the Company to employment by a subsidiary corporation of the Company or (ii) the transfer of an Optionholder from employment by a subsidiary corporation of the Company to employment by the Company or by another subsidiary corporation of the Company.


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      Notwithstanding anything to the contrary contained in this Article 10, in no event shall any person be entitled to exercise any Option after the expiration of the period of exercisability of such Option as specified therein.

      11. ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

      For purposes of this Plan, a "change in control" of the Company occurs if:
(a) any "Person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended ("Exchange Act")), other than DLJ Merchant Banking II, Inc. or any of its affiliates or any combination thereof (collectively, the "DLJ Entities"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors of the Company; or (b) the Board of Directors shall approve a sale of all or substantially all of the assets of the Company, in one transaction or a series of related transactions, other than to an entity owned or controlled by the DLJ Entities; or (c) the Board of Directors shall approve any merger or consolidation of the Company in which the shareholders of the Company immediately prior to such transaction own, in the aggregate, less than 50% of the total combined voting power of all classes of capital stock of the surviving entity normally entitled to vote for the election of directors of the surviving entity.

      Upon the occurrence of a transaction described in the preceding paragraph, each Option may, at the discretion of the Committee, be terminated within a specified number of days after notice to the holder of such Option, and each such holder will receive, in respect of each Share for which such Option then is exercisable, an amount equal to the excess of the then fair market value of such Share over the exercise price per Share, payable in the same consideration received by the shareholders of the Company upon the closing of such transaction.

      In the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company, the Committee shall make such adjustments to each outstanding Option that it, in its sole discretion, deems appropriate. The term "Shares" after any such change shall refer to the securities, cash and/or property then receivable upon exercise of an Option. In addition, in


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the event of any such change, the Committee shall make any further adjustment as may be appropriate to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Options, the maximum number of Shares for which Options may be granted to any individual under the Plan, the minimum exercise price per Share for Options to be granted under the Plan, and the number of Shares and prices per Share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Options, and the determination of the Committee as to these matters shall be conclusive.

      12. RIGHT TO TERMINATE EMPLOYMENT

      The Plan shall not impose any obligation on the Company or on any subsidiary corporation thereof to continue the employment of any Optionholder and it shall not impose any obligation on the part of any Optionholder to remain in the employ of the Company or of any subsidiary corporation thereof.

      13. SECURITIES LAW MATTERS

      Except as hereinafter provided, the Committee may require an Optionholder, as a condition upon exercise of any Option granted hereunder, to execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which the Optionholder represents and warrants that Shares are being acquired for such Optionholder's own account for investment only and not with a view to the resale or distribution thereof. The Optionholder shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of Shares by the Optionholder shall be made only pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Optionholder shall, prior to any offer of sale or sale of such Shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (ii) re-offerings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being re-offered are registered under the Securities Act and a prospectus in respect thereof is current.


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      14. ISSUE OF CERTIFICATES, LEGENDS, PAYMENT OF EXPENSES

      Subject to Articles 13, 15 and 16, upon any exercise of an Option which may be granted hereunder and payment of the purchase price, a certificate or certificates for the Shares shall be issued by the Company in the name of the person exercising the Option and shall be delivered to or upon the order of such person.

      The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Plan and, if a transfer agent has been engaged by the Company, may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or (ii) implement the provisions of the Plan and any agreement between the Company and the Optionholder with respect to such Shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

      The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer.

      All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.

      15. WITHHOLDING TAXES

      The Company will require, as a condition to an Optionholder exercising an Option granted hereunder, that the Optionholder reimburse the corporation that employs such Optionholder for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. In lieu thereof, the corporation that employs such Optionholder shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the Optionholder upon such terms and conditions as the Committee shall prescribe. The corporation that employs such Optionholder may, in its discretion, hold the stock certificate to which such Optionholder is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated and may, in its discretion, effect such withholding by retaining Shares issuable upon the exercise of the Option and having a fair market value on the date of exercise that is equal to the amount to be withheld.

      16. LISTING OF SHARES AND RELATED MATTERS

      The Committee may delay the issuance or delivery of Shares pursuant to any Option granted hereunder if it determines that listing, registration or qualification of Shares or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option under the Plan or the issuance of Shares thereunder, until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

      17. AMENDMENT OF THE PLAN

      The Committee may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that will (i) increase the total number of Shares reserved for Options under the Plan or the amount of Options that may be granted to any key employee (in each case, other than an increase resulting from an adjustment provided for in Article 11), (ii) reduce the exercise price of any Option granted hereunder below the price required by Article 5, (iii) modify the provisions of the Plan relating to eligibility, or (iv) materially increase the benefits accruing to participants under the Plan. The rights and obligations under any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan or such Option without the consent of the holder of such Option.

      18. TERMINATION OR SUSPENSION OF THE PLAN

      The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated by action of the Board of Directors, shall terminate at the close of business on the Termination Date. Options may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option was granted. The power of the Committee to construe and


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

administer any Options granted prior to the termination or suspension of the Plan under Article 3 nevertheless shall continue after such termination or during such suspension.

      19. GOVERNING LAW

      The Plan and such Options as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware from time to time obtaining.

      20. PARTIAL INVALIDITY

      The invalidity or illegality of any provision hereof shall not be deemed to affect the validity of any other provision.

      21. EFFECTIVE DATE

      The Plan shall become effective at 9:00 a.m., New York City Time, on the Effective Date, provided the Plan is approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company within 12 months of the Effective Date, and such approval of stockholders shall be a condition to the right of each eligible key employee to receive any Options under the Plan. Any Options granted under the Plan prior to such approval of stockholders shall be effective as of the date of the grant (unless, with respect to any Option, the Committee specifies otherwise at the time of the grant), but no such Option may be exercised prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such Option shall be cancelled.


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

                                                                "Special" Option

                               WGL Holdings, Inc.
                               10,000 Wehrle Drive
                            Clarence, New York 14031

                                                           _______________, 199_

[Name of Optionee]
[Address]

            Re: Grant of Nonqualified Option

Dear_______________:

      The Board of Directors of WGL Holdings, Inc. (the "Company") has authorized and approved the 1998 Stock Option Plan (the "Plan"), which will be submitted to the stockholders of the Company for their approval. The Plan provides for the grant of options to certain key employees of the Company and any parent and subsidiary corporations of the Company. Pursuant to the Plan, the Compensation Committee of the Board of Directors of the Company (the "Committee") has approved, subject to stockholder approval, the grant to you of an option to purchase shares of Common Stock, par value $.001 per share, of the Company (the "Shares") on the terms and subject to the conditions set forth in the Plan and in this grant letter. A copy of the Plan is annexed hereto as Exhibit A and shall be deemed a part hereof as if fully set forth herein. Unless the context otherwise requires, all terms defined in the Plan shall have the same meanings when used herein. The Shares purchasable pursuant to this Option are subject to restrictions set forth in the Stockholders Agreement (as defined in Paragraph 8 hereof). Such Shares may be required to be surrendered to the Company under certain circumstances described in the Stockholders Agreement.

      1. Grant of Option. The Company hereby grants to you, as a matter of separate inducement and not in lieu of any salary or other compensation for your services, the right and option (the "Option") to purchase, in accordance with the terms and conditions set forth in the Plan, but subject to the limitations set forth herein and in the Plan, an aggregate of ___________ Shares of the Company (the "Total Shares") at a price of $____ per Share, such option price being, in the judgment of the Committee, not less than one hundred percent (100%) of the fair market value of such Share at the date hereof. The Option is not intended to qualify as an "incentive stock option" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended, but it is specifically understood that no warranty is made to you as to such qualification.

            2. Vesting of Option.

                  a. Vesting Dates and Amounts. Subject to the provisions and limitations of the Plan, the Option shall become exercisable for Shares on the dates and in the amounts set forth in the following table:

                                           Percentage of Original
                   Date Vested                 Option Vested
                   -----------                 -------------

            1st Anniversary of Grant                   33 1/3 %
            2nd Anniversary of Grant                   33 1/3 %
            3rd Anniversary of Grant                   33 1/3 %

                  b. Cummulative Effect of Vesting. The right to purchase Shares shall be cumulative so that when the right to purchase any Shares has vested such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

                  c. Fractional Shares. In no event shall you exercise this
            Option for a fraction of a Share.

      3. Termination of Option. The unexercised portion of the Option granted herein will automatically and without notice terminate and become null and void upon the earliest to occur of the following:

                  a. the expiration of ten (10) years from the date of grant of this Option;

                  b. the date of termination of your employment if your
            employment (i) is terminated by you, unless you voluntarily retire from the Company or a subsidiary corporation of the Company and the Board of Directors approves such retirement, or (ii) is terminated by the Company or a subsidiary corporation of the Company for cause (as defined in the Plan);

                  c. the expiration of 30 days from the date of termination by the Company or its subsidiaries of your employment other than for cause (as defined in the Plan), except that this Option will be exercisable during such 30-day period only to the extent that it would have been exercisable immediately prior to the termination of your employment;

                  d. the expiration of 6 months after the termination of your employment by reason of your disability (as defined in the Plan), except that this Option will be exercisable during such 6-month period only to the extent that it would have been exercisable immediately prior to the termination of your employment;

                  e. the expiration of one (1) year after your death if your death occurs during your employment or during the six (6) month or thirty (30) day period, as the case may be specified in clauses (c) and/or (d) above, except that this Option will be exercisable during such 1-year period only to the extent that it would have been exercisable immediately prior to your death; or

                  f. as determined by the Committee in accordance with the plan, upon a Change of Control (as defined in the Plan);

provided, however, that none of the events described above shall extend the period of exercisability of this Option beyond the day immediately preceding the tenth anniversary of the date hereof.

      4. Non-transferability of Option. This Option is not transferable by you otherwise than by will or the laws of descent and distribution, and is exercisable, during your lifetime, only by you. This Option may not be assigned, transferred (except by will or the laws of descent and distribution), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar proceeding. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provisions hereof, and the levy of any attachment or similar proceeding upon the Option, shall be null and void and without effect.

            5. Exercise of Option.

                  a. Purchase of Shares. Any exercise of this Option shall be in writing addressed to the Secretary of the Company at the principal place of business of the Company, shall be substantially in the form attached hereto as Exhibit B and shall be accompanied by a certified or bank cashier's check to the order of the Company in the full amount of the purchase price of the Shares so purchased.

                  b. Legends. If the Company, in its sole discretion, shall
            determine that it is necessary, to comply with applicable securities laws, the certificate or certificates representing the Shares purchased pursuant to the exercise of this Option shall bear an appropriate legend in form and substance, as determined by the Company, giving notice of applicable restrictions on transfer under or in respect of such laws. Further, you hereby acknowledge that the Company may endorse a legend upon the certificate evidencing the Shares as the Company, in its sole discretion, determines to be necessary and appropriate to implement the terms of the Plan.

                  c. Investment Intent. You hereby covenant and agree with the
            Company that if, at the time of exercise of this Option, there does not exist a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Act"), which Registration Statement shall have become effective and shall include a prospectus which is current with respect to the Shares subject to this Option (i) that you will represent that you are purchasing the Shares for your own account and not with a view to the resale or distribution thereof and (ii) that any subsequent offer for sale or sale of any such Shares shall be made either pursuant to (x) a Registration Statement on an appropriate form under the Act, which Registration Statement shall have become effective and shall be current with respect to the shares being offered and sold, or (y) a specific exemption from the registration requirements of the Act, but in claiming such exemption, you shall, if requested by the Company, prior to any offer for sale or sale of such Shares, obtain a favorable written opinion from counsel for or approved by the Company as to the applicability of such exemption.

      6. Withholding Taxes. As provided in the Plan, the Company may withhold or cause to be withheld from sums due or to become due to you from the Company or a subsidiary corporation or affiliate thereof an amount necessary to satisfy its obligation (if any) to withhold taxes incurred by reason of the exercise of this Option or the disposition of Shares acquired hereunder, or may require you to reimburse the Company in such amount and may make such reimbursement a condition to the delivery of the Shares pursuant to the exercise of this Option.

      7. Agreement Subject to the Plan. You and the Company agree that this agreement is subject to, and that you and the Company will both be bound by, all terms, conditions, limitations and restrictions contained in the Plan, which shall be controlling in the event of any conflicting or inconsistent provisions.

      8. Stockholders Agreement. It is a condition to the effectiveness of this Option and the obligation of the Company to issue any Shares hereunder that you shall have executed, on or prior to the date hereof, the Stockholders Agreement, dated as of July 16, 1997, by and among the Company and the stockholders named therein (the "Stockholders Agreement"). If you have not executed the Stockholders Agreement on or before the date hereof, this Option shall automatically and without further notice terminate and be null and void.

      Please indicate your acceptance of all the terms and conditions of this Option and the Plan by signing and returning a copy of this letter.

                                         Very truly yours,

                                         WGL HOLDINGS, INC.


                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

ACCEPTED:


_______________________________
Signature of Employee

_______________________________
Name of Employee - Please Print

Date: ___ _,199_

                                    Exhibit A

                         1998 Employee Stock Option Plan

                                    Exhibit B

                                 Exercise Letter

                                                  [Date]

WGL Holdings, Inc.
10,000 Wehrle Drive
Clarence, New York 14031

Attention: Corporation Secretary
       Re: Nonqualified Special Stock Option
           Under the 1998 Stock Option Plan

Dear Sir:

      I am the holder of a "Special" Option granted to me under the above-

referenced Plan by WGL Holdings, Inc. (the "Company") on _____, 19_ to purchase ____________ shares of Common Stock of the Company ("Shares") at a price of $____ per share. I hereby exercise that option with respect to ____________ Shares, the total purchase price for which is $____________

      On _______________ [a business day not more than 15 days from the date of this letter], I will present a certified check payable to the order of the Company in the amount of $_____________ representing the total purchase price for the Shares. The certificate or certificates representing the Shares should be registered in my name and upon the presentation of that check [and ___________ shares of Common Stock], the Shares should be [delivered to me] [forwarded to me at the address indicated below].

      I hereby agree to pay the full amount of all withholding taxes which the Company or any subsidiary or parent corporation is required to withhold in connection with the exercise of this option or the disposition of Shares acquired hereunder and further authorize the Company, or the subsidiary or parent corporation, to withhold from any cash compensation paid to me or in my behalf an amount sufficient to discharge the Federal, State or local income or employment tax withholding obligation to which the Company, or the subsidiary or parent corporation, becomes subject by reason of the exercise of this option. I agree that the corporation by which I am employed may, in its discretion, hold the stock certificate to which I become entitled upon exercise of this option, as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated.

      Please acknowledge receipt of the exercise of my stock option on the attached copy of this letter.

                                     Very truly yours,

                                     WGL HOLDINGS, NC.


                                     ___________________________________________
                                     Signature

                                     ___________________________________________
                                     Please Print name

                                     ___________________________________________
                                     Address

                                     ___________________________________________

                                     ___________________________________________

                                     ___________________________________________
                                     Social Security Number

RECEIPT ACKNOWLEDGED:

WGL HOLDINGS, INC.


By:_____________________________
Name:___________________________
Title:__________________________

                                                               "Standard" Option

                               WGL Holdings, Inc.
                               10,000 Wehrle Drive
                            Clarence, New York 14031

                                                           _______________, 199_

[Name of Optionee]
[Address]

            Re: Grant of Incentive Stock Option

Dear ___________________:

            The Board of Directors of WGL Holdings, Inc. (the "Company") has authorized and approved the 1998 Stock Option Plan (the "Plan"), which will be submitted to the stockholders of the Company for their approval. The Plan provides for the grant of options to certain key employees of the Company and any parent and subsidiary corporations of the Company. Pursuant to the Plan, the Compensation Committee of the Board of Directors of the Company (the "Committee") has approved, subject to stockholder approval, the grant to you of an option to purchase shares of Common Stock, par value $.001 per share, of the Company (the "Shares") on the terms and subject to the conditions set forth in the Plan and in this grant letter. A copy of the Plan is annexed hereto as Exhibit A and shall be deemed a part hereof as if fully set forth herein. Unless the context otherwise requires, all terms defined in the Plan shall have the same meanings when used herein. The Shares purchasable pursuant to this Option are subject to restrictions set forth in the Stockholders Agreement (as defined in Paragraph 8 hereof). Such Shares may be required to be surrendered to the Company under certain circumstances described in the Stockholders Agreement.

            1. Grant of Option. The Company hereby grants to you, as a matter of separate inducement and not in lieu of any salary or other compensation for your services, the right and option (the "Option") to purchase, in accordance with the terms and conditions set forth in the Plan, but subject to the limitations set forth herein and in the Plan, an aggregate of __________ Shares of the Company (the "Total Shares") at a price of $____ per Share, such option price being, in the judgment of the Committee, not less than one hundred percent (100%) of the fair market value of such Share at the date hereof. The Option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, but it is specifically understood that no warranty is made to you as to such qualification.

            2. Vesting of Option. Subject to the provisions and limitations of the Plan, the number of Shares of stock for which this Option may be exercised shall be determined in accordance with this Section 2.

            a. Establishment of EBITDA Targets. For each of the fiscal years ending on December 31 of 1998, 1999, 2000, 2001 and 2002, the
            Company has established target amounts (each a "Target Amount"), floor amounts (each, a "Floor Amount") and ceiling amounts (each, a "Ceiling Amount") for EBITDA (as defined below) set forth below:

                 Floor Amount      Target Amount     Ceiling Amount
                 ------------      -------------     --------------

       1998       $20,100,000       $22,100,000       $24,100,000

       1999       $32,000,000       $36,000,000       $40,000,000

       2000       $36,000,000       $40,000,000       $44,000,000

       2001       $40,000,000       $46,000,000       $52,000,000

       2002       $44,000,000       $50,000,000       $56,000,000

            b. If EBITDA Equals Taraet Amount. If the EBITDA of the Company for a fiscal year is equal to the Target Amount for such fiscal year, this Option may be exercised to purchase _________ Shares (i.e., 20% of the Total Shares), subject to adjustment in accordance with
            Section 2(f) and subject to Section 2(g).

            c. If EBITDA Is At Least Equal to Floor Amount But Less Than Target Amount. If the EBITDA of the Company for a fiscal year is at least equal to the

            Floor Amount, but less than the Target Amount, for such fiscal year, then, subject to adjustment in accordance with Section 2(f) and subject to Section 2(g), this Option may be exercised to purchase a number of Shares equal to the sum of (i) _________ (i.e., 15% of the Total Shares) plus (ii) that number of Shares equal to the product of (x) _________ (i.e., 5% of the Total Shares) and (y) a fraction, the numerator of which shall be equal to the excess of the EBITDA of the Company for such fiscal year over the Floor Amount for such fiscal year and the denominator of which is equal to the excess of Target Amount for such fiscal year over the Floor Amount for such fiscal year.

            d. If EBITDA Exceeds Target Amount. If the EBITDA of the Company for a fiscal year exceeds the Target Amount for such fiscal year, then, subject to adjustment in accordance with Section 2(f) and subject to
            Section 2(g), this Option may be exercised to purchase a number of Shares equal to the sum of (i) _________ (i.e., 20% of the Total Shares) plus (ii) that number of shares equal to the product of (x) _________ (i.e., 5% of the Total Shares) and (y) a fraction (which shall not be greater than 1), the numerator of which shall be equal to the excess of the EBITDA of the Company for such fiscal year over the Target Amount for such fiscal year and the denominator of which shall be equal to the excess of the Ceiling Amount for such fiscal year over the Target Amount for such fiscal year.

            e. If EBITDA Exceeds Ceiling Amount; Carryback to Prior Year. If the EBITDA of the Company for such fiscal year exceeds the Target Amount for such fiscal year (such excess, an "Excess Amount"), and the Target Amount for the immediately preceding fiscal year (the "Prior Year") exceeded the EBITDA of the Company for the Prior Year (such excess, a "Prior Year Shortfall Amount"), the (i) Excess Amount for such fiscal year may be carried back to the Prior Year (but in an amount not in excess of the Prior Year Shortfall Amount), (ii) the EBITDA for such Prior Year shall be redetermined, and (iii) the number of Shares for which this Option may be exercised shall be increased based upon the EBITDA for the Prior Year as so redetermined.

            f. IF EBITDA Is Less Than Floor Amount; Carryforward from Prior Year. If the Floor Amount for a fiscal year (a "Current Year") exceeds the EBITDA of the Company for such Current Year, this Option shall not become exercisable for any Shares in respect of such Current Year; provided, however, that if the EBITDA of the Company for the Prior Year exceeded the Target Amount for the Prior Year (such excess, a "Carryforward Amount"), then you may elect that (i) the Carryforward Amount for the Prior Year shall be carried forward to such Current Year (but in an amount not in excess of the amount by which the Target Amount for the Current Year exceeds the EBITDA of the Company for such Current Year), (ii) the EBITDA for the Current Year shall be redetermined to be an amount equal to the sum of the EBITDA for such Current Year and the amount so carried forward pursuant to clause (i), (iii) the EBITDA for the Prior Year shall be redetermined to be an amount equal to the EBITDA for such Prior Year, reduced by the amount carried forward pursuant to clause
            (i), and (iv) the number of Shares for which this Option may be exercised shall be adjusted based upon the EBITDA for the Current Year and the Prior Year as so redetermined in accordance with clauses (ii) and (iii), respectively.

            g. Maximum Limitation. Notwithstanding anything to the contrary set forth herein, (i) in no event shall the Option become exercisable for more than _________ (i.e., 100% of the Total Shares) Shares in the aggregate and (ii) in no event shall the Option become exercisable pursuant to Section 2(e) or Section 2(f) for more than ___________ Shares (i.e., 40% of the Total Shares) in the aggregate in any two-year period.

            h. Definition of EBITDA. For purposes of this Section 2, "EBITDA" for a fiscal year (i) shall mean the consolidated net income of the Company and its subsidiaries for such fiscal year, determined in accordance with U.S. generally accepted accounting principles consistently applied in accordance with the accounting methodologies and procedures of the Company and its subsidiaries plus (a) provisions for taxes based on income or profits to the extent deducted in computing such consolidated net income, plus (b) consolidated interest expense of the Company and its subsidiaries for such period, whether paid or accrued, to the extent any such expense was deducted in computing such consolidated net income, plus
            (c) depreciation, amortization and other non-cash expenses of the Company and its subsidiaries for such period (excluding any non-cash expenses to the extent it represents an accrual or reserve for cash expenses in any future period or amortization of a prepaid cash expenses paid in a prior period) to the extent any such expense was deducted in computing such consolidated net income, and (ii) shall be subject to adjustment as set forth in paragraph i. below.

            i. Determinations of the Committee. From time to time, the Committee in its sole discretion and in administering the Plan may make adjustments in the EBITDA for a fiscal year so that extraordinary or unusual charges or credits, acquisitions, mergers, consolidations and other corporate transactions and other elements of or factors influencing the calculation of EBITDA do not distort or affect the operation of the Plan in a manner inconsistent with its purpose. The decisions of the Committee as to the computation of EBITDA and other determinations to be made under the Plan shall be final, conclusive and binding on all parties, including optionholders.

            j. Notice. As soon as practicable following receipt by the Company of audited financial statements of the Company for a fiscal year, the Company shall notify you of the amount of EBITDA achieved by the Company for such fiscal year. Upon receipt of such notice by you, this Option shall become exercisable in respect of the number of Shares determined in accordance with Section 2 hereof.

            k. Vesting of Remaining Shares. Notwithstanding anything to the contrary herein, on ________________ 2008 (i.e., the date which is 90 days prior to the tenth anniversary of the date of grant) this Option shall become exercisable for the excess of (i) the number of Total Shares over (ii) the number of Shares, if any, for which this Option shall have become exercisable pursuant to paragraphs b., c., d. or e. of this Section 2.

            1. Fractional Shares. In no event shall you exercise this Option for a fraction of a Share.

            3. Termination of Option. The unexercised portion of the Option granted herein will automatically and without notice terminate and become null and void upon the earliest to occur of the following:

            a. the expiration of ten (10) years from the date of grant of this Option;

            b. the date of termination of your employment if your employment (i) is terminated by you, unless you voluntarily retire from the Company or a subsidiary corporation of the Company and the Board of Directors approves such retirement, or (ii) is terminated by the Company or subsidiary corporation of the Company for cause (as defined in the Plan);

            c. the expiration of 30 days from the date of termination by the Company or its subsidiaries of your employment other than for cause (as defined in the Plan), except that this Option will be exercisable during such 30-day period only to the extent that it would have been exercisable immediately prior to the termination of your employment;

            d. the expiration of 6 months after the termination of your employment by reason of your disability (as defined in the Plan), except that this Option will be exercisable during such 6-month period only to the extent that it would have been exercisable immediately prior to the termination of your employment;

            e. the expiration of one (1) year after your death if your death occurs during your employment or during the six (6) month or thirty
            (30) day period, as the case may be, specified in clauses (c) and/or
            (d) above, except that this Option will
            be exercisable during such 1-year period only to the extent that it would have been exercisable immediately prior to your death; or

            f. as determined by the Committee in accordance with the Plan, upon a Change of Control (as defined in the Plan);

provided, however, that none of the events described above shall extend the period of exercisability of this Option beyond the day immediately preceding the tenth anniversary of the date hereof.

            4. Non-transferability of Option. This Option is not transferable by you otherwise than by will or the laws of descent and distribution, and is exercisable, during your lifetime, only by you. This Option may not be assigned, transferred (except by will or the laws of descent and distribution), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar proceeding. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provisions hereof, and the levy of any attachment or similar proceeding upon the Option, shall be null and void and without effect.

            5. Exercise of Option.

            a. Purchase of Shares. Any exercise of this Option shall be in writing addressed to the Secretary of the Company at the principal place of business of the Company, shall be substantially in the form attached hereto as Exhibit B and shall be accompanied by a certified or bank cashier's check to the order of the Company in the full amount of the purchase price of the Shares so purchased.

            b. Legends. If the Company, in its sole discretion, shall determine that it is necessary, to comply with applicable securities laws, the certificate or certificates representing the Shares purchased pursuant to the exercise of this Option shall bear an appropriate legend in form and substance, as determined by the Company, giving notice of applicable restrictions on transfer under or in respect of such laws. Further, you hereby acknowledge that the Company may endorse a legend upon the certificate evidencing the Shares as the Company, in its sole discretion, determines to be necessary and appropriate to implement the terms of the Plan.

            c. Investment Intent. You hereby covenant and agree with the Company that if, at the time of exercise of this Option, there does not exist a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Act"), which Registration Statement shall have become effective and shall include a prospectus which is current with respect to the Shares subject to this Option
            (i) that you will represent that you are purchasing the Shares for your own account and not with a view to the resale or distribution thereof and (ii) that any subsequent offer for sale or sale of any such Shares shall be made either pursuant to (x) a Registration Statement on an appropriate form under the Act, which Registration Statement shall have become effective and shall be current with respect to the shares being offered and sold, or (y) a specific exemption from the registration requirements of the Act, but in claiming such exemption, you shall, if requested by the Company, prior to any offer for sale or sale of such Shares, obtain a favorable written opinion from counsel for or approved by the Company as to the applicability of such exemption.

            6. Withholding Taxes. As provided in the Plan, the Company may withhold or cause to be withheld from sums due or to become due to you from the Company or a subsidiary corporation or affiliate thereof an amount necessary to satisfy its obligation (if any) to withhold taxes incurred by reason of the exercise of this Option or the disposition of Shares acquired hereunder, or may require you to reimburse the Company in such amount and may make such reimbursement a condition to the delivery of the Shares pursuant to the exercise of this Option.

            7. Agreement Subject to the Plan. You and the Company agree that this agreement is subject to, and that you and the Company will both be bound by, all terms, conditions, limitations and restrictions contained in the Plan, which shall be controlling in the event of any conflicting or inconsistent provisions.

            8. Stockholders Agreement. It is a condition to the effectiveness of this Option and the obligation of the Company to issue any Shares hereunder that you shall have executed, on or prior to the date hereof, the Stockholders Agreement, dated as of July 16, 1997, by and among the Company and the stockholders named therein (the "Stockholders Agreement"). If you have not executed the Stockholders Agreement on or before the date hereof, this Option shall automatically and without further notice terminate and be null and void.

            Please indicate your acceptance of all the terms and conditions of this Option and the Plan by signing and returning a copy of this letter.

                                     Very truly yours,

                                     WGL HOLDINGS, INC.

ACCEPTED:


_______________________________
Signature of Employee

_______________________________
Name of Employee - Please Print

Date:________

                                    Exhibit A

                         1998 Employee Stock Option Plan

                                    Exhibit B

                                 Exercise Letter

                                                  [Date]

WGL Holdings, Inc.
10,000 Wehrle Drive
Clarence, New York 14031

Attention: Corporation Secretary

      Re: Standard Incentive Stock Option
          Under the 1998 Stock Option Plan

Dear Sir:

            I am the holder of a "Standard" Option granted to me under the above-referenced Plan by WGL Holdings, Inc. (the "Company") on _____, 199_ to purchase shares of Common Stock of the Company ("Shares") at a price of $_____ per share. I hereby exercise that option with respect to ___________ Shares, the total purchase price for which is $____________

            On ________________ [a business day not more than 15 days from the date of this letter], I will present a certified check payable to the order of the Company in the amount of $_______________ representing the total purchase price for the Shares. The certificate or certificates representing the Shares should be registered in my name and upon the presentation of that check [and ____________ shares of Common Stock], the Shares should be [delivered to me] [forwarded to me at the address indicated below].

            I hereby agree to pay the full amount of all withholding taxes which the Company or any subsidiary or parent corporation is required to withhold in connection with the exercise of this option or the disposition of Shares acquired hereunder and further authorize the Company, or the subsidiary or parent corporation, to withhold from any cash compensation paid to me or in my behalf an amount sufficient to discharge the Federal, State or local income or employment tax withholding obligation to which the Company, or the subsidiary or parent corporation, becomes subject by reason of the exercise of this option. I agree that the corporation by which I am employed may, in its discretion, hold the stock certificate to which I become entitled upon exercise of this option, as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated.

            Please acknowledge receipt of the exercise of my stock option on the attached copy of this letter.

                                     Very truly yours,


                                     ___________________________________________
                                     Signature

                                     ___________________________________________
                                     Please Print name

                                     ___________________________________________
                                     Address

                                     ___________________________________________

                                     ___________________________________________

                                     ___________________________________________
                                     Social Security Number

RECEIPT ACKNOWLEDGED:
WGL HOLDINGS, INC.


By:_____________________________

                                                             Non-Standard Option

                               WGL Holdings, Inc.
                               10,000 Wehrle Drive
                            Clarence, New York 14031

                                              September 24, 1999

Name
Address
Address

      Re: Grant of Nonqualified Option

Dear

      The Board of Directors of WGL Holdings, Inc. (the "Company") has authorized and approved the 1998 Stock Option Plan (the "Plan"), which will be submitted to the stockholders of the Company for their approval. The Plan provides for the grant of options to certain key employees of the Company and any parent and subsidiary corporations of the Company. Pursuant to the Plan, the Compensation Committee of the Board of Directors of the Company (the "Committee") has approved, subject to stockholder approval, the grant to you of an option to purchase shares of Common Stock, par value $.O01 per share, of the Company (the "Shares)") on the terms and subject to the conditions set forth in the Plan and in this grant letter. A copy of the Plan is annexed hereto as Exhibit A and shall be deemed a part hereof as if fully set forth herein. Unless the context otherwise requires, all terms defined in the Plan shall have the same meanings when used herein. The Shares purchasable pursuant to this Option are subject to restrictions set forth in the Stockholders Agreement (as defined in Paragraph 8 hereof). Such Shares may be required to be surrendered to the Company under certain circumstances described in the Stockholders Agreement.

            1. Grant of Option. The Company hereby grants to you, as a matter of separate inducement and not in lieu of any salary or other compensation for your services, the right and option (the "Option") to purchase, in accordance with the terms and conditions set forth in the Plan, but subject to the limitations set forth herein and in the Plan, an aggregate of ______Shares of the Company (the "Total Shares") at a price of $3.00 per Share, such option price being, in the judgment of the Committee, not less than one hundred percent (100%) of the fair market value of such Share at the date hereof. The Option will be a Non-Qualified Option and is not intended to qualify as an "incentive stock option" within the meaning of Section 42 of the Internal Revenue Code of 1986, as amended.

            2. Vesting of Option

                  a. Vesting Dates and Amounts. Subject to clause (b) of this
            Section 2 and to the other provisions and limitations of the Plan, the Option shall become exercisable for Shares on the dates and in the amounts set forth in the following table:

                                                    Percentage of Original
                 Date Vested                            Option Vested
                 -----------                            -------------

            December 31,1999                               33 1/3%
            December 31,2000                               33 1/3%
            December 31,2001                               33 1/3%

                  b. Additional Limitations on Exercisability. In addition to the time limitations on exercisability set forth in clause (a) of this Section 2, the Option will not be exercisable for any Shares vested under said clause (a) until the first to occur of the following: (i) a Liquidity Event (as hereinafter defined), (ii) your death, retirement or termination of employment or (iii) the fifth anniversary of the Grant of Option. For purposes hereof, "Liquidity Event" shall mean a Qualified IPO (as defined in the Stockholders Agreement) or a Change of Control (as defined in the Plan) [on account of which the Committee shall have determined to terminate the Option].

                  c. Cumulative Effect of Vesting. The right to purchase Shares shall be cumulative so that when the right to purchase any Shares has vested under clauses (a) and (b) of this Section, such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

                  d. Fractional Shares. In no event shall you exercise this
            Option for a fraction of a Share.

            3. Termination of Option. The unexercised portion of the Option granted herein will automatically and without notice terminate and become null and void upon the earliest to occur of the following:

                  a. the expiration of ten (10) years from the date of grant of this Option;

                  b. the date of termination of your employment if your
            employment (i) is terminated by you, unless you voluntarily retire from the Company or a subsidiary corporation of the Company and the Board of Directors approves such retirement, or (ii) is terminated by the Company or a subsidiary corporation of the Company for cause (as defined in the Plan);

                  c. the expiration of 30 days from the date of termination by the Company or its subsidiaries of your employment other than for cause (as defined in the Plan), except that this Option will be exercisable during such 30-day period only to the extent that it would have been exercisable immediately prior to the termination of your employment;

                  d. the expiration of 6 months after the termination of your employment by reason of your disability (as defined in the Plan), except that this Option will be exercisable during such 6-month period only to the extent that it would have been exercisable immediately prior to the termination of your employment;

                  e. the expiration of one (1) year after your death if your death occurs during your employment or during the six (6) month or thirty (30) day period, as the case may be specified in clauses (c) and/or (d) above, except that this Option will be exercisable during such 1-year period only to the extent that it would have been exercisable immediately prior to your death; or

                  f. as determined by the Committee in accordance with the Plan, upon a Change of Control (as defined in the Plan); provided however, that none of the events described above shall extend the period of exercisability of this Option beyond the day immediately preceding the tenth anniversary of the date hereof.

            4. Non-Transferability of Option. This Option is not transferable by you otherwise than by will or the laws of descent and distribution, and is exercisable, during your lifetime, only by you. This Option may not be assigned, transferred (except by will or the laws of descent and distribution), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar proceeding. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provisions hereof, and the levy of any attachment or similar proceeding upon the Option, shall be null and void and without effect.

            5. Exercise of Option.

                  a. Purchase of Shares. Any exercise of the Option shall be in writing addressed to the Secretary of the Company at the principal place of business of the Company, shall be substantially in the form attached hereto as Exhibit B and shall be accompanied by a certified or bank cashiers check to the order of the Company in the full amount of the purchase price of the Shares so purchased.

                        You may also pay the purchase price of the Shares, in
            whole or in part, by delivering to the Company shares of common stock of the Company owned by you for at least six months having a fair market value at the date of exercise of the Option (together with any portion of the purchase price paid in cash) equal to the purchase price of the Shares so purchased.

                  b. Legends. If the Company, in its sole discretion, shall
            determine that it is necessary, to comply with applicable securities laws, the certificate or certificates representing the Shares purchased pursuant to the exercise of this Option shall bear an appropriate legend in form and substance, as determined by the Company, giving notice of applicable restrictions on transfer under or in respect of such laws. Further, you hereby acknowledge that the Company may endorse a legend upon the certificate evidencing the Shares as the Company, in its sole discretion, determines to be necessary and appropriate to implement the terms of the Plan.

                  c. Investment Intent. You hereby covenant and agree with the
            Company that if, at the time of exercise of this Option, there does not exist a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Act") which Registration Statement shall have become effective and shall include a prospectus which is current with respect to the Shares subject to this Option
            (i) that you will represent that you are purchasing the Shares for your own account and not with a view to the resale of distribution thereof and (ii) that any subsequent offer for sale or sale of any such Shares shall be made either pursuant to (x) a Registration Statement on an appropriate form under the Act, which Registration Statement shall have become effective and shall be current with respect to the Shares being offered and sold, or (y) a specific exemption from the registration requirements of the Act, but in claiming such exemption, you shall, if requested by the Company, prior to any offer for sale or sale of such Shares, obtain a favorable written opinion from counsel for or approved by the Company as to the applicability of such exemption.

                  d. Restrictions Applicable Until the Company is Subject to
            Federal Reporting Requirements. Notwithstanding any other provisions of this Option or the Plan, you hereby acknowledge and agree that unless and until the Company has become a reporting company with respect to any class of its equity securities under the Securities Exchange Act of 1934, as amended: (i) this Option may not be exercised prior to the first day of the calendar month in which its expiration date occurs; (ii) at any time prior to the expiration date of this Option, the Company has the right, exercisable at its discretion, to cancel and purchase this Option (or any portion hereof) for an amount equal to the excess, if any, of the fair market value (as defined in the Plan) of the Shares subject to the Option over the exercise price of the Option on the date the Company exercises such right. The Company's right to cancel and purchase the Option under this paragraph is exercised when the Company gives written notice to you of the cancellation and purchase of the Option under this paragraph specifying the fair market value of the Shares subject to the Option on which basis the purchase price shall be calculated and a date, not later than the Option's expiration date, on which the purchase price is to be paid.

            6. Withholding Taxes. As provided in the Plan, the Company may withhold or cause to be withheld from sums due or to become due to you from the Company or a subsidiary corporation or affiliate thereof an amount necessary to satisfy its obligation (if any) to withhold taxes incurred by reason of the exercise of this Option or the disposition of Shares acquired hereunder, or may require you to reimburse the Company in such amount and may make such reimbursement a condition to the delivery of the Shares pursuant to the exercise of this Option.

            7. Agreement Subject to the Plan. You and the Company agree that this agreement is subject to, and that you and the Company will both be bound by, all terms, conditions, limitations and restrictions contained in the Plan, which shall be controlling in the event of any conflicting or inconsistent provisions.

            8. Stockholders Agreement. It is a condition to the effectiveness of this Option and the obligation of the Company to issue any Shares hereunder that you shall have executed, on or prior to the date hereof, the Stockholders Agreement, dated as of July 16, 1997, by and among the Company and the stockholders named therein (the "Stockholders Agreement"). If you have not executed the Stockholders Agreement on or before the date hereof, this Option shall automatically and without further notice terminate and be null and void.

            9. Restrictions on Transfer. You acknowledge and agree that the Company may require you, as a condition to the exercise of the Option, to become bound by any reasonable agreement restricting transfer of the Shares received on exercise of the Option or providing the Company with a right of first purchase or other similar right.

Please indicate your acceptance of all the terms and conditions of this Option and the Plan by signing and returning a copy of this letter.

                               Very truly yours,

                               WGL HOLDINGS, INC.


                               By:______________________________________________
                               Name: Larry T. DeAngelo
                               Title: Vice President, Administration & Secretary

ACCEPTED:


_______________________________
Signature of Employee

_______________________________
Name of Employee - Please Print

Date___________________________

                                    Exhibit A

                        1998 Employee Stock Option Plan

                                    Exhibit B

                                 Exercise Letter

                                                        Date________________

WGL Holdings, Inc.
10,000 Wehrle Drive
Clarence, New York 14031

Attention: Corporation Secretary

      Re: Nonqualified Stock Option
          Under the 1998 Stock Option Plan

Dear Sir:

      I am the holder of a "Non-Standard" Option granted to me under the above referenced Plan by WGL Holdings, Inc. (the "Company") on _____________ to purchase _______ shares of Common Stock of the Company ("Shares") at a price of $3.00 per share. I hereby exercise that option with respect to ______________ Shares, the total purchase price for which is $____________________________.

      On ______________[a business day not more than 15 days from the date of this letter], I will present a certified check payable to the order of the Company in the amount of $___ representing the total purchase price for the Shares. The certificate or certificates representing the Shares should be registered in my name and upon the presentation of that check [and shares of Common Stock]. The Shares should be [delivered to me] [forwarded to me at the address indicated below].

      I hereby agree to pay the full amount of all withholding taxes which the Company or any subsidiary or parent corporation is required to withhold in connection with the exercise of this option or the disposition of Shares acquired hereunder and further authorize the Company, or the subsidiary or parent corporation, to withhold from any cash compensation paid to me or in my behalf an amount sufficient to discharge the Federal, State, or local income or employment tax withholding obligation to which the Company, or the subsidiary or parent corporation, becomes subject by reason of the exercise of this Option. I agree that the corporation by which I am employed may, in its discretion, hold the stock certificate to which I become entitled upon exercise of this Option, as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated.

      Please acknowledge receipt of the exercise of my stock option on the attached copy of this letter.

                                           Very truly yours,

                                           WGL HOLDINGS, INC.


                                           --------------------------------
                                           Signature

                                           --------------------------------
                                           Please Print Name

                                           --------------------------------
                                           Address

                                           --------------------------------


                                           --------------------------------


                                           --------------------------------
                                           Social Security Number


                                           --------------------------------

RECEIPT ACKNOWLEDGED:
WGL HOLDINGS, INC.

By:
   --------------------------------

Name:
     ------------------------------

Title:
      -----------------------------